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                                                                  EXHIBIT 10.10



                               October____, 1997



Accel, S.A. de C.V.
Virginia Fabregas No. 80
Col San Rafael, 06470
Mexico, D.F.

Shakale Internacional, S.A.
1555 de la Avenida 3 bis
Calles 15y 17, Apt. 1756-1000
San Jose, Costa Rica

Ladies and Gentlemen:

         Tropical Sportswear Int'l Corporation, a Florida Corporation (the "Company"), proposes to issue and sell to the Underwriters (the "Underwriters") named in the Underwriting Agreement, dated October , 1997 (the "Underwriting Agreement"), subject to the terms and conditions of the Underwriting Agreement, an aggregate of 1,600,000 shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"), and Accel, S.A. de C.V., a Mexican corporation ("Accel"), and Shakale Internacional, S.A., a company organized under the laws of Costa Rica ("Shakale"), propose, subject to the terms and conditions of the Underwriting Agreement, to sell to the Underwriters an aggregate of 2,400,000 shares of Common Stock, and at the election of the Underwriters up to an aggregate of 600,000 additional shares of Common Stock in order to cover over allotments. Accel and Shakale are hereinafter referred to as the "Selling Stockholders."

         The Underwriters, as a condition to their executing and delivering the Underwriting Agreement, have required the Company and Selling Stockholders to become obligated in respect of certain representations and warranties and certain covenants and indemnification provisions therein. Terms not otherwise defined herein shall have the meanings assigned to them in the Underwriting Agreement.

         In consideration of the Company and the Selling Stockholders entering into the Underwriting Agreement, in accordance with the terms thereof, the parties hereby agree as follows:

         (a) Without limiting the rights of the Underwriters under the Underwriting Agreement, the following shall apply with respect to allocation between the Selling Stockholders and the Company of certain liabilities, losses, claims, damages or costs or expenses in respect of the Offering, including liabilities, losses, claims, damages or costs or expenses imposed on Shakale or Accel or the Company, or any or all of them, whether such liability is to the


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Accel, S.A. de C.V.
Shakale Internacional, S.A.
October___, 1997

Underwriters under Section 8 of the Underwriting Agreement or to any other person claiming liabilities, losses, damages or costs or expenses in respect of the Offering and whether or not the party hereto to which liability is allocated would, in the absence of this agreement, be subject to such liability:

                  (i) Each Selling Stockholder shall be liable for any and all liabilities, losses, claims, damages, costs and expenses, including any and all legal fees, arising out of or resulting from (a) any misstatement of fact appearing in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, based on information supplied in writing by such Selling Stockholder or any affiliate (as such term is defined under the Securities Exchange Act of 1934, as amended) thereof, signed by such Selling Stockholder or an affiliate, for the purpose of inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, (b) any breach of the representations and warranties of such Selling Stockholder contained in paragraphs (a), (b), (c), (d), (e), (g) and (i) of the relevant part of Section 2 of the Underwriting Agreement, or (c) any breach of or failure to perform any covenant or agreement of such Selling Shareholder contained in the Underwriting Agreement.

                  (ii) Except for the liabilities, losses, claims, damages, costs and expenses set forth under paragraph (i) above, the Company shall be liable for all other liabilities, losses, claims, damages, or costs or expenses, including any and all legal expenses, arising out of or based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (c) any breach of or failure to perform any covenant or agreement of the Company contained in the Underwriting Agreement.

                  (iii) Each Selling Stockholder indemnifies and shall hold harmless the Company and the other Selling Stockholder against any and all liabilities for which such Selling Stockholder is liable hereunder, and shall reimburse the Company or other Selling Stockholder for any legal or other costs or expenses reasonably incurred by the Company in connection with investigating or defending any action or claim, to the extent such expenses relate to issues with respect to such liabilities, as such costs or expenses are incurred.

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Accel, S.A. de C.V.
Shakale Internacional, S.A.
October___, 1997

                  (iv) The Company indemnifies and holds harmless the Selling Stockholders against any and all liabilities for which the Company is liable hereunder, and will reimburse the Selling Stockholders for any legal or other costs or expenses reasonably incurred by the Selling Stockholders in connection with investigating or defending any action or claim, except for any such costs or expenses for which the Selling Stockholders are responsible under paragraph (iii) above, as such costs or expenses are incurred.

         (b) Promptly after receipt by an indemnified party under paragraph (a) above of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under paragraph (a) above, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under paragraph (a) above. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (a) above for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs and expenses of investigation and in connection with preparation for and appearances at depositions, trials and other proceedings in which the indemnified party participates. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

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Accel, S.A. de C.V.
Shakale Internacional, S.A.
October___, 1997

         (c) If the indemnification provided for in this letter agreement is unavailable to or insufficient to hold harmless an indemnified party under paragraph (a) above in respect of any liabilities, loses, claims, damages or costs or expenses (or actions in resect thereof) referred to therein, then the Company and the Selling Stockholders each shall contribute to the amount paid or payable by such indemnified party as a result of such liabilities, losses, claims, damages or costs or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and each of the Selling Stockholders on the other from the offering of the Shares but also the relative fault of the Company on the one hand and each of the Selling Stockholders on the other in connection with the statements or omissions which resulted in such liabilities, loses, claims, damages or costs or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each of the Selling Stockholders on the other shall be deemed to be in the same proportion as the total number of Securities sold by each party pursuant to the Underwriting Agreement bears to the total number of Securities sold pursuant to the Underwriting Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the particular Selling Stockholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contributions pursuant to this paragraph (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph (c). The amount paid or payable by an indemnified party as a result of the liabilities, losses, claims, damages or costs or expenses (or actions in respect thereof) referred to above in this paragraph (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. For purposes of this paragraph (c), each of the Company, Accel and Shakale shall be responsible for the accuracy of its respective books and records and for its financial statements and reports. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitlted to contribution from any person who was not guilty of such fraudulent misrepresentation.


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Accel, S.A. de C.V.
Shakale Internacional, S.A.
October___, 1997

         The indemnities and agreements of the respective parties set forth in this letter agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any other party hereto or any controlling person of such other party and shall survive delivery of and payment for the Securities.

         Anything herein to the contrary notwithstanding, in the event that a claim for indemnification hereunder against liabilities arising under the Act is asserted by a person who is a director, officer or controlling person of the Company on the date of the Prospectus (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding), the Company will, unless in the opinion of its U.S. counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and the Company and such director, officer or controlling person will be governed by the final adjudication of such issue.

         All notices hereunder shall be in writing, and if to the Company shall be delivered or sent by overnight courier (or, if not reasonably available, two-day or similar courier) to Tropical Sportswear Int'l Corporation, 4902 West Waters Avenue, Tampa, Florida 33634-1302, Attention: Michael Kagan, and by facsimile at (813) 249-4904, attention same; and if to Accel, S.A. de C.V., by overnight courier (or, if not reasonably available, two-day or similar courier) to Virginia Fabregas No. 80, Col San Rafael, 06470, Mexico, D.F. Attention:
Jesus Alvarez-Morado, and by facsimile at 52-5-705-5559, attention same; and if to Shakale Internacional, S.A., by overnight courier to 1555 de la Avenida 3 bis, calles 15y 17, Apts. 1756-1000, San Jose, Costa Rica, Attention: David Garza, and by facsimile at 52-8-336-1953, attention: same. Any such notices shall take effect upon receipt thereof.

         Please sign and return to us a duplicate of this letter, whereupon it will become a binding agreement.

                                         Very truly yours,

                                         Tropical Sportswear Int'l Corporation


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

The undersigned hereby confirm that the foregoing letter agreement, as of the date thereof, correctly sets forth the agreement between Tropical Sportswear Int'l Corporation and the undersigned.

Accel, S.A. de C.V.

By:
   -------------------------
   Name:
   Title:

Shakale Internacional, S.A.

By:
   -------------------------
   Name:
   Title:

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